UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2009

Current Technology Corporation
(Exact name of registrant as specified in its charter)

Canada	000-19846	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 West Pender Street, Suite 1430 Vancouver, B.C., Canada	V6C2V6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 684-2727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 18, 2009 the Company issued a press release announcing its 62% owned Texas-based subsidiary Celevoke, Inc. has signed a Distributor Supply and Licensing Agreement (the “Agreement”) with a newly appointed top tier Value Added Reseller (the “VAR”) located in Florida. The Agreement provides for the VAR to purchase a minimum of 5000 GPS Tracking Systems for delivery over the next 18 months.. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

1.1

Press Release dated March 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Current Technology Corporation
(Registrant)

Date: March 18, 2009	/s/ Robert Kramer_____
Name: Robert Kramer
Title: Chief Executive Officer

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